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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                February 26, 2004
                Date of Report (date of earliest event reported)

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                                 Autodesk, Inc.
             (Exact name of Registrant as specified in its charter)

           Delaware                    000-14338               94-2819853
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(State or other jurisdiction of       (Commission           (I.R.S. Employer
 incorporation or organization)       File Number)       Identification Number)

                               111 McInnis Parkway
                          San Rafael, California 94903
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                    (Address of principal executive offices)

                                 (415) 507-5000
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              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits

         (c)   Exhibits

Exhibit No.    Description
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99.1 Press Release, dated as of February 26, 2004, entitled "Autodesk Fourth Quarter Revenues Increase 51 Percent, EPS Increases 700 Percent".

Item 12. Results of Operations and Financial Condition

      On February 26, 2004, Autodesk, Inc. issued a press release reporting its results for the three months and fiscal year ended January 31, 2004. The press release is attached as Exhibit 99.1.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            AUTODESK, INC.

                            By:/s/  ALFRED J. CASTINO
                               ------------------------------------
                               Alfred J. Castino
                               Senior Vice President and Chief Financial Officer

Date: February 26, 2004

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1 Press Release, dated as of February 26, 2004, entitled "Autodesk Fourth Quarter Revenues Increase 51 Percent, EPS Increases 700 Percent".